March 24, 1998

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Mellon Bank Home Equity Installment Loan Trust 1997-1 Mortgage Pass-Through Certificates, Series 1997-1.
               File No. 333-24453.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of the trust fund (the "Trust") created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Pooling and Servicing Agreement") among Mellon Residential Funding Corporation, as Depositor (the "Depositor"), Mellon Bank, N.A., as seller (the "Seller") and as master servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as trustee (the "Trustee") is a Current Report on Form 8-K (the "Report").

          The Mortgage Pass-Through Certificates, Series 1997-1 (collectively, the "Certificates") will represent the entire beneficial interest in Mellon Bank Home Equity Installment Loan Trust 1997-1 (the "Trust Fund"). The Trust Fund will consist primarily of a pool (the "Mortgage Pool") of fixed-rate Mortgage Loans secured by first or second liens on one- to four-family residential properties. Only Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class B (collectively, the "Offered Certificates") are offered hereby.

          The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-3911). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

          Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
          Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
          Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Mellon Bank Home Equity Installment Loan Trust 1997-1 Mortgage Pass-Through Certificates, Series 1997-1.


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  November 25, 1997


                        MELLON RESIDENTIAL FUNDING CORPORATION
          (as depositor under the Pooling and Servicing Agreement, dated as of September 30, 1997, which forms Mellon Bank Home Equity Installment Loan Trust 1997-1, which will issue the Mortgage Pass-Through Certificates, Series 1997-1)


                        MELLON RESIDENTIAL FUNDING CORPORATION
                 (Exact name of Registrant as specified in its Charter)


                                        DELAWARE
                   (State or Other Jurisdiction of Incorporation)


                 333-24453                                23-2889067
                (Commission File Number)                 (I.R.S. Employer
                                                          Identification No.)


                 ONE MELLON BANK CENTER, ROOM 410
                 PITTSBURGH, PENNSYLVANIA                  15258
                 (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (412) 236-6559


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of November 25, 1997.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997.


          Date:  March 24, 1998             By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX


                                                                  Sequential
          Document                                                Page Number


          Monthly Remittance Statement to the Certificateholders
          dated as of November 25, 1997.                              4


          MELLON BANK HOME EQUITY INSTALLMENT LOAN TRUST
          SERIES 1997-1 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-1

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                        PRIOR
                        ORIGINAL        PRINCIPAL
       CLASS         FACE VALUE      BALANCE         INTEREST    PRINCIPAL
       A-1           49,865,000.00   49,865,000.00   222,037.76  1,547,3943.30

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          1,769,432.06  0.00            0.00            48,317,605.70

                                    PRIOR
                   ORIGINAL         PRINCIPAL
          CLASS    FACE VALUE       BALANCE          INTEREST     PRINCIPAL
          A-2      9,196,000.00     9,196,000.00     49,658.40    0.00

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          49,658.40     0.00            0.00            9,196,000.00

                                    PRIOR
                   ORIGINAL         PRINCIPAL
          CLASS    FACE VALUE       BALANCE          INTEREST     PRINCIPAL
          A-3      24,270,000.00    24,270,000.00    131,867.00   0.00

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          131,867.00    0.00            0.00            24,270,000.00

                                    PRIOR
                   ORIGINAL         PRINCIPAL
          CLASS    FACE VALUE       BALANCE          INTEREST     PRINCIPAL
          A-4      22,689,000.00   22,689,000.00     129,327.30   0.00

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          129,327.30    0.00            0.00            22,689,000.00

                                    PRIOR
                   ORIGINAL         PRINCIPAL
          CLASS    FACE VALUE       BALANCE          INTEREST     PRINCIPAL
          A-5      12,518,000.00    12,518,000.00    69,787.85    0.00

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          69,787.85     0.00            0.00            12,518,000.00

                                    PRIOR
                   ORIGINAL         PRINCIPAL
          CLASS    FACE VALUE       BALANCE          INTEREST     PRINCIPAL
          B        6,635,000.00     6,635,000.00     38,593.58    0.00

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          38,593.58     0.00            0.00            6,635,000.00

                                        PRIOR
                        ORIGINAL        PRINCIPAL
         CLASS          FACE VALUE      BALANCE         INTEREST    PRINCIPAL
         R              0.00            0.00            0.00        0.00

                                                         CURRENT
                         REALIZED        DEFERRED        PRINCIPAL
         TOTAL           LOSSES          INTEREST        BALANCE
         0.00            0.00            0.00            0.00


         TOTALS
                         PRIOR
         ORIGINAL        PRINCIPAL
         FACE VALUE      BALANCE         INTEREST       PRINCIPAL
         125,173,000.00  125,173,000.00  641,271.89     1,547,394.30

                                                        CURRENT
                         REALIZED        DEFERRED       PRINCIPAL
         TOTAL           LOSSES          INTEREST       BALANCE
         2,188,666.19    0.00            0.00           123,625,605.70


         FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE      INTEREST   PRINCIPAL   TOTAL
         A-1     58550SAA8  1,000.000000 4.452778   31.031671   35.484449

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         968.968329         5.725000%             5.818750%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
         A-2     58550SAB6  1,000.000000   5.400000   0.000000    5.400000

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         1,000.000000       6.480000%             6.480000%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
         A-3     58550SAC4  1,000.000000   5.433333   0.000000    5.433333

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         1,000.000000       6.520000%             6.520000%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
         A-4     58550SAD2  1,000.000000   5.700000   0.000000    5.700000

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         1,000.000000       6.840000%             6.840000%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
         A-5     58550SAE0  1,000.000000   5.575000   0.000000    5.575000

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         1,000.000000       6.690000%             6.690000%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
         B       58550SAF7  1,000.000000   5.816666   0.000000    5.816666

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT               NEXT
         1,000.000000       6.980000%             6.980000%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE    INTEREST       PRINCIPAL  TOTAL
         R                  0.000000   0.000000       0.000000   0.000000


         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT        NEXT
         0.000000           0.000000%      0.000000%


         SELLER:              Mellon Bank, N.A.  ADMINISTRATOR:  David Arnold
         SERVICER:            Mellon Bank, N.A.  Bankers Trust Company
         LEAD UNDERWRITER:    J.P. Morgan & Co.  3 Park Plaza
         RECORD DATE:         October 31, 1997   Irvine, CA 92714
         DISTRIBUTION DATE:   November 25, 1997
         FACTOR INFORMATION:  (800) 735-7777
         Page 1 of 1  COPYRIGHT 1997 Bankers Trust Company